UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2010

CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Haven Avenue, Ontario, California	91764
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 18, 2010, CVB Financial Corp. (the “Company”) held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved the Company’s 2010 Executive Incentive Plan (the “Incentive Plan”). The Incentive Plan amends and restates the Company’s 2005 Executive Incentive Plan and rewards Company executives by linking overall compensation to established performance goals. A complete description of the Incentive Plan is included with the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 9, 2010 (the “Proxy Statement”), which description is incorporated herein by reference. A copy of the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.        Submission of Matters to a Vote of Security Holders.

As of the record date for the Annual Meeting, there were 106,292,470 shares entitled to vote on all matters presented to the Company’s shareholders at the Annual Meeting. Votes representing 87.33% of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of each matter submitted to the Company’s shareholders at the Annual Meeting. The proposals below are described in detail in the Proxy Statement. At the Annual Meeting, all eight nominees for director were elected to the Company’s Board of Directors and the Company’s shareholders approved proposals to (i) amend the Company’s Amended Articles of Incorporation, (ii) adopt the Company’s Incentive Plan, and (iii) ratify the appointment of KPMG, LLP as the Company’s registered independent public accounting firm for 2010.

1. Election of the following 8 nominees to the Company’s Board of Directors:

	For	Withhold	Broker Non-Votes

George A. Borba	60,020,485	19,461,976	13,342,078
John A. Borba	60,086,819	19,395,642	13,342,078
Robert M. Jacoby, C.P.A.	64,963,237	14,519,224	13,342,078
Ronald O. Kruse	64,599,662	14,882,799	13,342,078
Christopher D. Myers	78,285,351	1,197,110	13,342,078
James C. Seley	64,600,275	14,882,186	13,342,078
San E. Vaccaro	64,472,262	15,010,199	13,342,078
D. Linn Wiley	76,114,185	3,368,276	13,342,078

2. Amendment to the Articles of Incorporation to increase the authorized number of shares of common stock to 225,000,000.

For	Against	Abstentions
83,332,191	8,977,733	514,615

3. Approval of the 2010 Executive Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
77,480,290	1,409,607	592,564	13,342,078

4. Ratification of Appointment of KPMG, LLP as independent registered public accountants of the Company.

For	Against	Abstentions
91,979,320	166,461	678,758

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1     Executive Incentive Plan (incorporated by reference to Annex A to the Company’s definitive proxy statement filed on             April 9, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP. (Company)

Date May 20, 2010	By:	/s/ Edward J. Biebrich Jr.
Edward J. Biebrich Jr., Executive Vice President and Chief Financial Officer

Exhibit Index

10.1	Executive Incentive Plan (incorporated by reference to Annex A to the Company’s definitive proxy statement filed on April 9, 2010)